UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

______________________

Date of Report (Date of earliest event reported):      July 6, 2005

eCollege.com

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-28393 (Commission File Number)	84-1351729 (I.R.S. Employer Identification No.)

One N. Lasalle Street, Suite 1800, Chicago, Illinois 60602

(Address of principal executive offices)

Registrant's telephone number, including area code: (312) 706-1710

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On June 29, 2005, KPMG LLP (“KPMG”) advised eCollege.com (the “Company”) that KPMG has declined to stand for re-election as the Company’s independent registered public accounting firm, effective upon completion of the review of the Company’s interim financial statements as of June 30, 2005 and for the three- and six- month periods then ended and the filing by the Company of its Form 10-Q for the period ended June 30, 2005 with the Securities and Exchange Commission.  The Audit Committee of the Company’s Board of Directors has commenced the process of selecting an independent registered public accounting firm to replace KPMG.

In connection with the audits of the two fiscal years ended December 31, 2004, and the subsequent interim period through June 29, 2005, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to KPMG’s satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

KPMG’s audit reports on the Company’s consolidated financial statements for the years ended December 31, 2004 and December 31, 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG’s reports on the Company’s consolidated financial statements for the years ended December 31, 2004 and 2003 included separate paragraphs which stated the following: “As discussed in note 2, effective January 1, 2003, the Company changed its method of accounting for stock-based employee compensation by adopting the fair value method prospectively from that date,” and KPMG’s report on the Company’s consolidated financial statements for the year ended December 31, 2003 also included a separate paragraph which stated the following: “As discussed in note 2, the consolidated financial statements as of and for the year ended December 31, 2003 have been restated.”

The audit reports of KPMG on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG’s report indicates that the Company did not maintain effective internal control over financial reporting as of December 31, 2004 because of the effect of material weaknesses on the achievement of the objectives of the control criteria, and contains explanatory paragraphs that state:

•

“The Company’s policies and procedures do not provide for effective analysis of and implementation of new accounting pronouncements. Prior to the issuance of the Company’s June 30, 2004 interim financial statements, a material error was identified in the accounting for the Company’s Employee Stock Purchase Plan under SFAS No. 123, Accounting for Stock-Based Compensation, which the Company voluntarily adopted in 2003. In August 2004 the Company restated its financial statements as of and for the year ended December 31, 2003 and as of and for the interim period ended March 31, 2004.

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The Company does not have sufficient policies and procedures related to the preparation of accounting records and the financial close, consolidation and financial reporting processes. Specifically, deficiencies were noted in the following areas: (a) inadequate staffing of the eLearning division accounting function, exacerbated by high staff turnover during the second half of 2004; (b) inadequate training, especially in technical accounting areas; (c) inadequate documentation of accounting policies and procedures; (d) inadequate documentation of accounting entries and related reports; (e) inadequate documentation and support for the financial close process; and (f) inadequate policies and procedures to require review and approval of accounting entries, account reconciliations and consolidation calculations. These deficiencies resulted in errors in the financial statements, which were identified and corrected prior to the issuance of the 2004 consolidated financial statements. These deficiencies result in more than a remote likelihood that a material misstatement of the annual or interim consolidated financial statements would not be prevented or detected on a timely basis by employees in the normal course of performing their assigned functions.

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The Company has deficiencies in certain controls related to fraud prevention: (a) inadequate segregation of duties in the eLearning division and corporate accounting groups; and (b) lack of monitoring of the whistleblower hotline. As a result, there is more than a remote likelihood that misappropriation of assets could occur or adjustments could be made to the annual or interim consolidated financial statements and not be prevented or detected on a timely basis by employees in the normal course of performing their assigned functions.

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The Company does not have adequate procedures related to properly determining sales and use tax liabilities in certain taxing jurisdictions. This deficiency resulted in an understatement of sales and use tax liabilities in the Company’s financial statements. The related errors were identified and corrected prior to the issuance of the 2004 consolidated financial statements. This deficiency results in more than a remote likelihood that a material misstatement of the annual or interim consolidated financial statements would not be prevented or detected on a timely basis by employees in the normal course of performing their assigned functions.

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The Company lacks sufficient personnel resources with adequate expertise to provide for: (a) the timely preparation of comprehensive documentation supporting management’s analysis of the appropriate accounting treatment for non-routine and complex transactions; and (b) the review of such documentation by internal staff or outside advisors to determine its completeness and the propriety of the conclusions. This deficiency resulted in material errors in the accounting for income taxes and other errors in the financial statements.”

During the years ended December 31, 2003 and December 31, 2004 and the subsequent interim period through June 29, 2005, there were no reportable events (as defined in Regulation S-K Item 304(a)(i)(v)), except the following:

In Item 9A of the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2004, management of the Company reported that it had assessed the effectiveness of the Company’s internal control over financial reporting as of December 31, 2004 and had identified material weaknesses in internal control as described in the bulleted paragraphs above. Such weaknesses resulted in an adverse opinion from KPMG on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2004.

The Company has authorized KPMG to respond fully to the inquiries of the successor independent registered public accounting firm concerning these issues, once such firm has been selected.

The Company provided KPMG with a copy of the disclosure contained in this Form 8-K and requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. KPMG’s letter, dated July 6, 2005, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description

16.1	Letter from KPMG LLP, dated July 6, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2005

eCollege.com
By: /s/ Oakleigh Thorne Oakleigh Thorne, Chief Executive Officer